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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) June 5, 2000 (May 11, 2000)
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                              INETVISIONZ.COM, INC.
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)


      000-28845                                          33-0285179
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(Commission File Number)                     (IRS Employer Identification No.)


19951 Mariner Avenue, Torrance, Ca                               90503
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (310) 921-1999
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                                       N/A
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          (Former name or former address, if changed since last report)


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     Inetvisionz.com, Inc. hereby files this Amendment No. 1 to its Current
Report on Form 8-K, filed with the Commission on May 18, 2000, to submit the letter from former accountant required to be set forth in Item 4, which information is attached hereto as Exhibit 99.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 5, 2000                         Inetvisionz.com, Inc.


                                             By: /s/ Noreen Khan
                                                 ----------------------------
                                                 Noreen Khan
                                             Its:  C.E.O., President, Director


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                                INDEX TO EXHIBITS


Exhibit Number    Description
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99.1              Letter from Former Accountant